Corporate Capital Trust 8-K

450 S. Orange Avenue Orlando, FL 32801 Tel 866.745.3797 Fax 407.540.7653 www.CorporateCapitalTrust.com Mailing Address: P.O. Box 4920 Orlando, Florida 32802-4920

December 31, 2012

CNL Fund Advisors Company 450 S. Orange Avenue Orlando, FL 32801 Attention: Paul S. Saint-Pierre Chief Financial Officer	KKR Asset Management LLC 555 California Street, 50th Floor San Francisco, CA 94104 Attention: Nicole J. Macarchuk General Counsel

RE:	Amendment to Amended and Restated Expense Support and Conditional Reimbursement Agreement Dated as of March 14, 2012

Ladies and Gentlemen:

This letter confirms our intent that, in accordance with Section 4.5 thereof, the above-referenced agreement among us (the “Agreement”) is hereby amended as follows:

1.	The reference to “1.91%” in Section 2 of the Agreement is hereby deleted, and “1.75%” is inserted in the place of such deleted reference.

2.
All references in the Agreement to “Agreement” shall be deemed to mean the Agreement as modified by this letter.  This letter shall be deemed incorporated into and to form part of the Agreement effective as of the date hereof.  Except as modified hereby, the Agreement remains in full force and effect in accordance with its terms.

Please indicate your acceptance hereof by countersigning a copy of this letter and returning a counterpart of such copy to the attention of the undersigned.  Thank you.

Sincerely,

By:	/s/Andrew A. Hyltin
Name:	Andrew A. Hyltin
Title:	Chief Executive Officer

AGREED AND ACCEPTED:		AGREED AND ACCEPTED:

CNL FUND ADVISORS COMPANY		KKR ASSET MANAGEMENT LLC

By:	/s/ Paul S. Saint-Pierre	By:	/s/ William C. Sonneborn
Name:	Paul S. Saint-Pierre	Name:	William C. Sonneborn
Title:	Chief Financial Officer	Title:	Authorized Signatory

Corporate Capital Trust, Inc. is advised by CNL Fund Advisors Company and KKR Asset Management, LLC